UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2004

                            NETWORKS ASSOCIATES, INC.
               (Exact Name of Registrant as specified in charter)

                         Commission File Number 0-20558


          Delaware                                              77-0316593
(State or other jurisdiction                                  I.R.S. Employer
     of incorporation)                                     Identification Number

           3965 Freedom Circle
         Santa Clara, California                                  95054
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (408) 988-3832

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Item 7. Financial Statements and Exhibits.

      99.1 Press release dated January 27, 2004, announcing fourth quarter and full year 2003 results (solely furnished and not filed herewith pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

      On January 27, 2004, Networks Associates, Inc. (the "Registrant") issued a press release announcing its fourth-quarter and full year 2003 results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NETWORKS ASSOCIATES, INC.

Dated: January 27, 2004                          By: /s/ Stephen C. Richards
                                                     ---------------------------
                                                     Stephen C. Richards
                                                     Chief Operating Officer and
                                                     Chief Financial Officer


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

EXHIBIT INDEX

Exhibits.

      99.1 Press release dated January 27, 2004, announcing fourth quarter and full year 2003 results.


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